Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

      --------------------------------------------------------------------

In connection with the Annual Report of PARK HILL CAPITAL I CORPORATION (the "Company") on Form 10-KSB for the year ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis Mailhot, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 28, 2005

                                    /s/ Francis Mailhot
                                    ------------------------
                                    Francis Mailhot,
                                    Chief Executive Officer